Exhibit 10.12

Agreement

This Agreement (“Agreement”) dated July 23,2007 is entered into in Shanghai, People’s Republic of China (the “PRC”) by and among:

1.	Zhang Lu, a PRC citizen, ID Card No.320106196404022819;

2.	Lin Haixiao, a PRC citizen, ID Card No.332623197807250017;

3.	Yue Tao, a PRC citizen, ID Card No.520201197703150410;

4.	Liu Wei, a PRC citizen, ID Card No.120101196801242525;

5.	Cheng Chen, a PRC citizen, ID Card No.3201051975030300X;

6.	Chen Kai, a PRC citizen, ID Card No.340104650508205;

7.	Wang Yonggui, a PRC citizen, ID Card No.510102196801157952;

8.	Qu Fabin, a PRC citizen, ID Card No.310110197412196816;

9.	Feng Yuliang, a PRC citizen, ID Card No.230107671211155;

10.	Shanghai Lanlin Bio-technology Co., Ltd.

(Zhang Lu, Lin Haixiao, Yue Tao, Liu Wei, Cheng Chen, Chen Kai, Wang Yonggui, Qu Fabin, Feng Yuliang and Shanghai Lanlin Bio-technology Co., Ltd. are hereinafter collectively and individually referred to as “Party A”);

11.	Shanghai Zhengtu Information Technology Co., Ltd. (“Party B”)

12.	Shanghai Zhengtu Network Technology Co., Ltd. (“Party C”)

13.	Shi Yuzhu, a PRC citizen, ID Card. No. 340103196209153519 (“Party D”)

(In this Agreement, the parties above are hereinafter individually referred to as a “Party”, and collectively referred to as the “Parties”.)

WHERE AS:

The Parties signed the Call Option and Cooperation Agreement, Exclusive Technical Consulting and Service Agreement, Network Game Software Sales and Licensing Agreement, Equity Pledge

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Agreement, Power of Attorney (collectively “Cooperative Agreements”) in accordance with the Parties’ needs of operations. Accordingly, the Parties, after consultation, hereinafter agree to further clarify the following:

1.	During the effective term of the Call Option and Cooperation Agreement, unless compulsorily required by the applicable law, Party A or/and Party D shall not require Party C to announce profit distribution or practically distribute any allocable profit, bonus, or dividend. Either any Party A or Party D shall promptly deliver any profit, bonus or dividend obtained from Party C to Party B or a qualified institution/person designated by Party B subject to the applicable law. In case that Party A and /or Party D or any institution/person designated by Party A and Party D obtains any other financing funds form Party C, the funds shall be returned to Party C timely by the Party or institution/person aforesaid.

2.	Article 4 of the Call Option and Cooperation Agreement is amended to state: “Article 4 Transfer Price: At the time of each Exercise by Party B, the total Transfer Price to be paid to Party A by Party B or its designated entity or person shall be RMB 10 million or the lowest price permitted under the PRC Laws as the Transfer Price in accordance with the PRC Laws. Subject to the compliance with applicable laws, the Transfer Price received by any Party A as a result of such equity transfer shall be presented to Party C.

3.	Any material amendment to the aforesaid Cooperative Agreements (including but not limited to any amendment regarding the technical consultancy and service pricing provided by Party B to Party C, the permission by Party B to provide financing to Party A and /or Party D or any institution or person designated by Party A and Party D, the limit of rights of the consent on the profit distribution, etc.) shall be effective after made in writing by the relevant parties subject to the consent obtained by Party B from the Board of directors of the offshore holding company (Giant Interactive Group Inc.) .

4.	This Agreement shall prevail upon execution in case of any discrepancy between this Agreement and the Cooperative Agreements aforesaid.

(Signature pages below)

Party A:

Zhang Lu: /s/ Zhang Lu	Lin Haixiao: /s/ Lin Haixiao

Yue Tao: /s/ Yue Tao	Liu Wei: /s/ Liu Wei

Cheng Chen: /s/ Cheng Chen	Chen Kai: /s/ Chen Kai

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Wang Yonggui: /s/ Wang Yonggui	Qu Fabing: /s/ Qu Fabing

Feng Yuliang: /s/ Feng Yuliang
Shanghai Lanlin Bio-technology Co., Ltd.

(Seal)

Authorized Representative:

Name:

Party B:

Shanghai Zhengtu Information Technology Co., Ltd.

(Seal)

Authorized Representative:

Name:

Party C:

Shanghai Zhengtu Network Technology Co., Ltd.

(Seal)

Authorized Representative:

Name:

Party D:

Shi Yuzhu: /s/ Shi Yuzhu

3	Goliath - July 23 Supplementary Agreement